U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No.	___

Post-Effective Amendment No.	32

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	33

(Check appropriate box or boxes)

STADION INVESTMENT TRUST

Exact Name of Registrant as Specified in Charter

1061 Cliff Dawson Road, Watkinsville, Georgia  30677

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 587-3400

Tina H. Bloom
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

With copy to:

Jeffrey T. Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, North Carolina 27101-2400

It is proposed that this filing will become effective: (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b);
[X]	on April 1, 2013 pursuant to paragraph (b);
[ ]	60 days after filing pursuant to paragraph (a)(1);
[ ]	on (date) pursuant to paragraph (a)(1);
[ ]	75 days after filing pursuant to paragraph (a)(2); or
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

[stadion logo]

Prospectus	April 1, 2013

stadion market opportunity fund
Class A Shares (ETFAX), CUSIP 85235B814
Class C Shares (ETFCX), CUSIP 85235B798
Class I Shares (ETFOX), CUSIP 85235B780

A series of the
Stadion Investment Trust

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
INVESTMENT OBJECTIVE	1
FEES AND EXPENSES OF THE FUND	1
PRINCIPAL INVESTMENT STRATEGIES	3
PRINCIPAL RISKS	4
PERFORMANCE SUMMARY	8
MANAGEMENT OF THE FUND	10
PURCHASE AND SALE OF FUND SHARES	10
TAX INFORMATION	10
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	10
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
INVESTMENT OBJECTIVE	11
PRINCIPAL INVESTMENT STRATEGIES	11
PRINCIPAL RISKS	12
ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS	17
MANAGEMENT OF THE FUND
INVESTMENT ADVISOR	18
BOARD OF TRUSTEES	19
ADMINISTRATOR AND TRANSFER AGENT	19
DISTRIBUTOR	20
EXPENSES OF THE FUND	20
INVESTING IN THE FUND
MINIMUM INVESTMENT	20
CHOOSING A SHARE CLASS	21
CLASS A SHARES	21
CLASS C SHARES	24
CLASS I SHARES	24
DISTRIBUTION OF SHARES	24
PRICING OF SHARES	25
PURCHASING SHARES	26
EXCHANGING SHARES	29
REDEEMING SHARES	30
FREQUENT TRADING POLICIES	33
DISTRIBUTIONS	34
FEDERAL TAXES	34
FINANCIAL HIGHLIGHTS	36
PRIVACY NOTICE	38
ADDITIONAL INFORMATION	Back Cover

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The investment objective of the Stadion Market Opportunity Fund (the “Fund”) is to seek long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in this Prospectus in the “Class A Shares” section beginning on page 21 and in the Statement of Additional Information (”SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 25.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	0.49%	0.49%	0.49%
Acquired Fund Fees and Expenses(3)	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses	2.16%	2.91%	1.91%
Management Fee Waivers and Expense Reimbursements(4)	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(4)	2.12%	2.87%	1.87%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares redeemed within 12 months of purchase.

(3)	Based on estimated amounts for the current fiscal year.

(4)
The Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest expense on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until June 30, 2014. The Expense Limitation Agreement may be terminated by the Stadion Investment Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual arrangement to waive Management Fees and reimburse expenses remains in effect only until June 30, 2014. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period
	1 Year	3 Years	5 Years	10 Years
Class A	$ 778	$ 1,208	$ 1,664	$ 2,918
Class C	$ 390	$ 897	$ 1,529	$ 3,226
Class I	$ 190	$ 596	$ 1,027	$ 2,226

Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years
Class C	$ 290	$ 897	$ 1,529	$ 3,226

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the fiscal year ended April 30, 2012, the portfolio turnover rate of the Fund’s predecessor, the ETF Market Opportunity Fund (the “Predecessor Fund”), was 262% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund invests primarily in indexed investments that the Advisor believes have the potential for capital appreciation.   Under normal circumstances, the Advisor will invest at least 80% of the Fund’s total assets in actively or passively managed exchange traded funds (“ETFs”).   ETFs are typically funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index.   Alternatively, an ETF may be actively managed in accordance with a particular investment objective and strategy, similar to other non-index based investment companies.   In addition, the Fund may also invest in groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index-or sector-based groups of related securities) and index-based mutual funds or other investment companies (collectively with ETFs, “Indexed Investments”). The Fund's investment strategy may include both growth and value style investing.

In allocating the Fund’s assets, the Advisor uses a proprietary quantitative research process to determine current risk in the broad market equity markets.  The Advisor generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios.  The Advisor uses quantitative research to determine the Fund's:

•	optimum cash position;
•	weighting between the value and growth segments of the market;
•	sector and industry allocation; and
•	domestic and international exposure.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Advisor retains the flexibility to allocate among equity or fixed income Indexed Investments as determined to be suitable for the Fund. The Fund may invest up to 100% of its assets in Indexed Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating).   The mix of fixed income and equity Indexed Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions.  The Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

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The Fund may hold all or a portion of its assets in cash positions, either due to pending investments or when investment opportunities are limited.  Cash positions include cash and short-term, highly liquid investments such as money market mutual funds (“Cash Positions”).

The Advisor generally sells a security under one or more of the following conditions:

•	the security reaches the Advisor's appraised value;
•	there is a more attractively priced Indexed Investment or other security as an alternative;
•	the optimum Cash Position has changed based on the Advisor’s quantitative research;
•	the weighting between the value and growth segments of the market have changed based on the Advisor’s quantitative research;
•	the weighting between sector and industry allocations have changed based on the Advisor’s quantitative research; or
•	the weighting between domestic and international exposure have changed based on the Advisor’s quantitative research.

As a result of its trading strategies, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year.  A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is best suited for long-term investors.   Generally, the Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline.

Equity Securities Risk: The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Advisor’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general

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equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the ability of the Advisor to accurately measure market risk and appropriately react to current and developing market trends.  There is no guarantee that the Advisor’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the Investment Company Act of 1940 (the “1940 Act”), the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and  the Fund  take  appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Advisor considers optimal or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may,

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from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector-Focused Investment Risk: Another area of risk involves the potential focus of the Fund's assets in securities of a particular sector or issuers having similar characteristics.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector or focuses its investments in securities by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence affecting that sector than a fund that does not invest heavily in the sector.   The sectors in which the Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk among others. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Fund’s SAI.

•
Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•	Prepayment Risk. The debtor on any fixed income obligation may pay its obligation early, reducing the amount of interest payments.

•
Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

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•
U.S. Government Securities Risk.  Government securities held by the Fund may not be backed by the “full faith and credit” of the U.S. Government and may be supported only by the credit of the issuer.  The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•
Junk Bonds or High Yield Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade”. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

•
Mortgage-Related Securities Risk. Mortgage-related and other asset backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

Commodity Risk:  Investing in commodities through commodity-linked ETFs and mutual funds may subject the Fund to potentially greater volatility than investments in traditional securities.  The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Risks Related to Investments in Money Market Mutual Funds:  Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund.  The Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.   When the Fund invests in money market funds and other Cash Positions, the Fund may not participate in stock market advances to the same extent it would had it remained more fully invested in Indexed Investments.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in Indexed Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Investments in foreign

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currencies involve the risk that the values of the Indexed Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Fund’s SAI.

Small and Medium Capitalization Companies Risk:  The Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization).  Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies.  The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk:  Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Growth Investing Risk:  The Fund may invest in companies that appear to be growth-oriented.  Growth companies are those that the Advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income.  If the Advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may not be undervalued.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund.  The bar chart shows changes in the performance of the Fund’s Class I shares for each full calendar year since the commencement of operations.  Each Class of shares would have substantially similar annual returns and would differ only to the

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extent that each Class has different expenses.  The Fund is the successor to the Predecessor Fund, a mutual fund with substantially similar investment objectives, strategies and policies. The Predecessor Fund was managed by Paul M. Frank, who is a member of the Fund’s portfolio management team.   The performance provided in the bar chart and performance table below is that of the Predecessor Fund.  The performance table shows how the average annual total returns of the Fund’s Class I shares compare with broad measures of market performance.  How the Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future.  Updated performance information, current through the most recent month end, is available on the Fund’s website at www.stadionfunds.com or by calling 1-866-383-7636 .

Calendar Year Returns - Class I Shares
2.97%	9.12%	0.35%	-23.83%	32.20%	18.70%	0.41%	9.99%
2005	2006	2007	2008	2009	2010	2011	2012

•	During the periods shown in the bar chart, the highest return for a calendar quarter was 16.69% (quarter ended June 30, 2009).

•	During the periods shown in the bar chart, the lowest return for a calendar quarter was -15.34% (quarter ended December 31, 2008).

•	The 2013 calendar-year-to-date total return for the Predecessor Fund was _____ through March 31, 2013.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not applicable to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).  After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary to the extent that each class has different expenses. Performance information is not presented for Class A or Class C shares of the Fund because as of the date of this Prospectus, Class A and Class C shares do not have a full calendar year of performance.

Average Annual Total Returns (for periods ended December 31, 2012) Class I Shares	1 Year	5 Years	Since Inception (May 3, 2004)
Return Before Taxes	9.99%	5.71%	5.56%
Return After Taxes on Distributions	6.35%	3.55%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares	7.50%	4.06%	4.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.01%

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MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Fund’s investment adviser.

The Advisor employs a team of investment professionals to manage the Fund’s investments. The portfolio management team is responsible for the day-to-day operations of the Fund and has been managing the Fund since its inception.  Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Paul M. Frank	Senior Portfolio Manager	Since April 1 , 2013*
Brad A. Thompson, CFA	Chief Investment Officer	Since April 1 , 2013
William McGough, CFA	Vice President – Portfolio Management	Since April 1 , 2013

*Paul Frank managed the Predecessor Fund since its inception in 2004.

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Subsequent Investment

$250 for Class A and Class C shares; $5,000 for Class I shares.

General Information

You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

The Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to seek long-term capital appreciation.  The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

PRINCIPAL INVESTMENT STRATEGIES

[sidebar] What is an Exchange-Traded Fund (ETF)? An ETF is a fund that holds a portfolio of common stocks or bonds that may be actively or passively managed.  A passively managed ETF is designed to track the performance of a securities index, such as the S&P 500 Index and typically holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time.  An actively managed ETF is typically managed in accordance with a particular investment objective and strategy, similar to other non-index based investment companies.  ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market value.  ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses. Therefore, ETF shareholders pay their proportionate share of these expenses.

To achieve its investment objective, the Fund invests primarily in Indexed Investments that the Advisor believes have the potential for capital appreciation.  Under normal circumstances, the Advisor will invest at least 80% of the Fund’s total assets in actively or passively managed ETFs. The Fund's investment strategy may include both growth and value style investing.

In allocating the Fund’s assets, the Advisor uses a proprietary quantitative research process to determine current risk in the broad market equity markets.  The Advisor generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios.  The Advisor uses quantitative research to determine the Fund's:

•      optimum cash position;
•      weighting between the value and growth segments of the market;
•      sector and industry allocation; and
•      domestic and international exposure.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

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The Advisor retains the flexibility to allocate among equity or fixed income Indexed Investments as determined to be suitable for the Fund. The Fund may invest up to 100% of its assets in Indexed Investments that have portfolios comprised of equity securities (including domestic or foreign companies of any size in any sector) or fixed-income securities (including domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity, yield or quality rating).   The mix of fixed income and equity Indexed Investments may be substantially over-weighted or under-weighted in favor of fixed income or equities, depending on prevailing market conditions.  The Fund may participate in a limited number of industry sectors, but will not concentrate its investments in any particular sector.

The Fund may hold all or a portion of its assets in Cash Positions, either due to pending investments or when investment opportunities are limited.

The Advisor generally sells a security under one or more of the following conditions:

•	the security reaches the Advisor's appraised value;
•	there is a more attractively priced Indexed Investment or other security as an alternative;
•	the optimum Cash Position has changed based on the Advisor’s quantitative research;
•	the weighting between the value and growth segments of the market have changed based on the Advisor’s quantitative research;
•	the weighting between sector and industry allocations have changed based on the Advisor’s quantitative research; or
•	the weighting between domestic and international exposure have changed based on the Advisor’s quantitative research.

As a result of its trading strategies, the Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year.  A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be significantly greater than 100%.

The Fund is a “fund of funds.”  The term “fund of funds” is typically used to describe mutual funds, such as the Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS
An investment in the Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. The Fund is best suited for long-term investors.   Generally, the Fund will be subject to the following risks:

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Market Risk: Market risk refers to the risk that the value of securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including the quality of the Fund’s investments, economic conditions, adverse investor sentiment, poor management decisions, lower demand for a company’s goods and services and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Stocks tend to move in cycles, with periods when stock prices generally rise and periods when they generally decline.

Equity Securities Risk: The value of equity securities may decline due to general market conditions which are not specifically related to a particular company and are generally beyond the Advisor’s control, including fluctuations in interest rates, the quality of the Fund’s investments, economic conditions, corporate earnings, adverse investor sentiment and general equity market conditions.  In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the ability of the Advisor to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Advisor’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the 1940 Act, the Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund  take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Fund from allocating its investments in the manner the Advisor considers optimal or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times

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when an ETF trades at a premium (creating the risk that the Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector-Focused Investment Risk: Another area of risk involves the potential focus of the Fund's assets in securities of a particular sector or issuers having similar characteristics.  Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Fund invests more heavily in a particular sector or focuses its investments in securities by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence affecting that sector that a fund that does not invest heavily in the sector.  The sectors in which the Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk among others. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Fund’s SAI.

•
Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Fund’s fixed income investments can be expected to decline.

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Mortgage-related securities may be particularly sensitive to changes in interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

•
Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•	Prepayment Risk. The debtor on any fixed income obligation may pay its obligation early, reducing the amount of interest payments.

•
Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).

•
U.S. Government Securities Risk.  Government securities held by the Fund may not be backed by the “full faith and credit” of the U.S. Government and may be supported only by the credit of the issuer.  The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government securities held by the Fund or to the Fund’s shares.

•
Junk Bonds or High Yield Securities Risk. High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade”. The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Fund’s net asset value. These risks can reduce the value of the Fund’s shares and the income it earns.

•
Mortgage-Related Securities Risk. Mortgage-related and other asset backed securities may be particularly sensitive to changes in prevailing interest rates and early repayment on such securities may expose the Fund to a lower rate of return upon reinvestment of principal.

Commodity Risk:  Investing in commodities through commodity-linked ETFs and mutual funds may subject the Fund to potentially greater volatility than investments in traditional securities.  The value of commodity-linked ETFs and mutual funds will be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Risks Related to Investments in Money Market Mutual Funds:  Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund.  The Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.   When the Fund invests in money

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market funds and other Cash Positions, the Fund may not participate in stock market advances to the same extent it would had it remained more fully invested in Indexed Investments.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in Indexed Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Investments in foreign currencies involve the risk that the values of the Indexed Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Fund’s SAI.

Small and Medium Capitalization Companies Risk:  The Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e., companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization).  Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies.  The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk:  Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Growth Investing Risk:  The Fund may invest in companies that appear to be growth-oriented.  Growth companies are those that the Advisor believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income.  If the Advisor’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

Value Investing Risk: Value investing attempts to identify companies selling at a discount to their intrinsic value.  Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Advisor to be undervalued may actually be appropriately priced.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Whether the Fund is an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Fund may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

The Fund may invest in any type of ETF, including index-based ETFs, sector-based ETFs and fixed-income ETFs. The Fund may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to legal limitations, the Fund will be prevented from purchasing more than 3% of an ETF’s outstanding shares unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.

In cases where these legal limits prevent the Fund from buying a particular ETF, or under other circumstances, the Fund may instead invest up to 20% of its net assets in other Indexed Investments.    The Fund may also invest in other Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Fund may invest in all types of Cash Positions, such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements and other cash or cash equivalent positions.

The Fund has the flexibility to invest directly in individual equity securities without regard to market capitalization and other types of securities when the Advisor believes they offer more attractive opportunities. Accordingly, the Fund may from time to time hold positions in common stocks of domestic or foreign companies of any size and foreign or domestic corporate and/or government bonds of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by one or more nationally recognized rating agencies or, if not so rated, are of equivalent quality in the opinion of the Advisor.

To the extent the Fund makes investments regulated by the Commodities Futures Trading Commission, it intends do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Stadion Investment Trust (the “Trust”), on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance

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with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, the Fund may hold up to 100% of its portfolio in Cash Positions.  This may include cash and short-term, highly liquid investments such as money market mutual funds.  When the Fund takes a temporary defensive position, it may not be able to achieve its investment objective.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Fund’s investment advisor is Stadion Money Management, LLC, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677. The Advisor serves in that capacity pursuant to an investment advisory agreement with the Trust on behalf of the Fund. Subject to the authority of the Trust’s Board of Trustees (the “Board” or “Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board.

The Advisor, organized as a Delaware limited liability company in April 2011, is controlled by certain investment entities controlled and managed by TA Associates, Inc. (“TA”). The Advisor’s predecessor firm was Stadion Money Management, Inc. (“Stadion Inc.”). The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since Stadion Inc. was founded in 1991. As of February 28, 2013, the Advisor had approximately $5.6 billion in assets under management.

Portfolio Management Team. The Fund is managed by a portfolio management team consisting of Paul M. Frank, CFA, Brad A. Thompson, CFA, and William McGough, CFA.   Each member of the Fund’s portfolio management team is jointly and primarily responsible for the day-to-day management of the Fund.  Mr. Thompson has been a member of the Advisor’s portfolio management team since 2009 and Mr. McGough has been a member since 2003.  Mr. Frank joined the portfolio management team in April 2013 and was President of Aviemore Asset Management, LLC, the investment advisor to the Predecessor Fund, until March 2013.

Paul M. Frank.  Mr. Frank is a Senior Portfolio Manager of the Advisor and has served in that capacity since joining the Advisor in 2013.  Mr. Frank founded Aviemore Asset Management, LLC in 1993 and served as its President until 2013.  He also served as President, Treasurer, Trustee and Chief Compliance Officer of Aviemore Funds from 2004 until 2013.  Mr. Frank has a Bachelor of Arts in History and Economics from Drew University. Mr. Frank also completed a Masters of Business Administration in Finance from Fordham University’s Graduate School of Business Administration in 1992, earning the Dean’s award for academic excellence and named class valedictorian.

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Brad A. Thompson. Mr. Thompson serves as Chief Investment Officer of the Advisor and has been a Portfolio Manager and an officer of the Advisor (and its predecessor) since 2006. He has a Bachelor of Business Administration Degree in Finance from the University of Georgia and holds the Chartered Financial Analyst designation. Mr. Thompson is a member of the CFA Institute and the Bermuda Society of Financial Analysts and also holds the Chartered Retirement Plan Specialist Designation.

William McGough.  Mr. McGough is Vice President of Portfolio Management of the Advisor and has served in that capacity since joining the Advisor in 2003.  He has a Bachelor of Business Administration Degree from the University of Georgia and also holds the Chartered Financial Analyst designation.

Additional Information.  Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Fund is available in the SAI.

Advisor Compensation. As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation from the Fund at the annual rate of 1.25% of its average daily net assets up to $150 million and 1.00% of its average daily net assets over $150 million.

Expense Limitation Agreement. The Advisor has entered into an Expense Limitation Agreement with respect to the Fund under which it has agreed to waive its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares and Class I shares of the Fund (exclusive of interest on any borrowings, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.70% of the average daily net assets allocable to each Class until June 30, 2014.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board. The Trust may terminate the Expense Limitation Agreement at any time. The Advisor may also terminate the Fund’s Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Trust, as set forth in the Expense Limitation Agreement.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s annual report to shareholders for the year ended April 30, 2013 . You may obtain a copy of the Fund’s annual report, without charge, upon request to the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on February 28, 2003. The Board supervises the operations of the Fund according to applicable state and federal law and is responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR AND TRANSFER AGENT

ALPS Fund Services, Inc. (the “Transfer Agent”), serves as the Fund’s administrator, transfer agent and fund accounting agent. Management and administrative services provided to the Fund by the Transfer Agent include: (i) providing office space, equipment and officers and clerical

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personnel, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR

ALPS Distributors, Inc. (the “Distributor”) is the principal underwriter of the Fund’s shares and serves as the exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

EXPENSES OF THE FUND

In addition to fees payable under the Fund’s Rule 12b-1 Distribution Plans and the investment advisory fees, the Fund pays all expenses not assumed by the Advisor, including, without limitation: (i) the fees and expenses of its independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Fund’s administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest on any borrowings; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the Fund on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund.

INVESTING IN THE FUND

MINIMUM INVESTMENT

Class A and Class C Shares. The minimum initial investment for Class A and Class C shares is $1,000 and the minimum additional investment is $250 (or $100 for those participating in an automatic investment plan). The Fund may, at the Advisor’s sole discretion, accept accounts with less than the minimum investment.

Class I Shares. The minimum initial investment for Class I shares is $500,000 and the minimum additional investment is $5,000 (or $100 for those participating in an automatic investment plan). The minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with the Fund, or otherwise by the Advisor in its sole discretion. The minimum additional investment requirement is waived for accounts that continue to hold Class I shares received in exchange for shares of the Predecessor Fund.

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CHOOSING A SHARE CLASS

Through this Prospectus, the Fund is offering three classes of shares: Class A shares, Class C shares and Class I shares (each a “Class” and collectively the “Classes”). The three Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (A, C or I) is more beneficial to you depends on the amount of your investment and the amount of time you intend to hold your shares. If you are investing a large amount and plan to hold your shares for a long period of time, you should consider purchasing Class A shares. Class A shares may qualify for a reduced sales charge and have lower ongoing expenses than Class C shares over the term of the investment. If you are investing a lesser amount and you plan to invest for a shorter period of time, you should consider Class C shares. Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund, but are subject to higher ongoing expenses than Class A shares. Class I shares are available only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund and are subject to a minimum initial investment of $500,000.

CLASS A SHARES

Class A shares of the Fund are sold subject to a maximum sale charge of 5.75%, so that the term “offering price” includes the front-end sales charge. Class A shares are redeemed at NAV, except that certain purchases of $1 million or more may be charged a CDSC of 1.00% if they are redeemed within 18 months of their purchase. Class A shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Sales Charges. The public offering price of Class A shares of the Fund is the NAV per share plus a sales charge. The Distributor receives this sales charge and may reallow it as follows:

Amount of Investment (At Public Offering Price)	Sales Charge As % of Public Offering Price	Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $25,000	5.75%	6.10%	5.25%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.30%
$1,000,000 or more*	None	None	None

*
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 18 months of purchase. The CDSC is used to reimburse the Advisor for paying broker-dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

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From time to time, broker-dealers who receive reallowances from the Distributor may reallow all or a portion of such broker-dealer discounts and brokerage commissions to other broker-dealers. The sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated, or amended. The Distributor or the Advisor, at their expense, may, from time to time, provide additional promotional incentives to broker-dealers who sell shares of the Fund. Additionally, broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more may be paid a commission of up to 1.00% by the Advisor and will be entitled to receive 12b-1 fees after the shares have been held for one year.

Reduced Sales Charges. Consistent with the policies in this Prospectus, certain investments in any of the funds offered by the Trust (each a “Stadion Fund,” and together the “Stadion Funds”) may be combined for purposes of purchasing shares with a lower sales charge.

•
Aggregating Accounts. Investors and members of the same family may aggregate investments in Class A shares held in all accounts (e.g., non-retirement and retirement accounts) in the Stadion Funds and/or with financial intermediaries in order to obtain a reduced sales charge.

•
Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of Class A shares of the Stadion Funds. This privilege may be modified or eliminated at any time by the Trust without notice.

•
Rights of Accumulation. The sales charge applicable to a purchase of Class A shares by an investor is determined by adding the purchase price of the Class A shares to be purchased, including any concurrent purchases as described above, to the aggregate value of Class A shares of the Fund previously purchased and then owned, provided the Distributor is notified by the investor or his/her broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing Class A shares with an aggregate value of $50,000 and who currently owns Class A shares of the Stadion Funds with an aggregate value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

•
Letter of Intent. Class A sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the “Letter of Intent” section of the account application. Information about the “Letter of Intent” procedures, including its terms, is contained in the SAI and on the account application.

•
Group Plans. Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

•
Investments of $1 Million or More. If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial charge. However, you may be subject to a 1.00% CDSC on Class A shares redeemed within 18 months of purchase (excluding

22

shares purchased with reinvested dividends or capital gains distributions) to reimburse the Advisor for paying dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Fund, the Distributor or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Fund, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund eligible to be aggregated that are in all accounts held at the Stadion Funds by the investor; (ii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at the Stadion Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups. See the SAI for additional information on reduced sales charges.

Waived Sales Charges. Under certain conditions, Class A shares of the Fund may be purchased without a front-end sales charge. These conditions may include purchases made through or by the following:

•	Employee benefit plans having more than 25 eligible employees or a minimum investment of $250,000 in the Stadion Funds;

•	Employees of dealers that are members of the Financial Industry Regulatory Authority (“FINRA”), members of their immediate families, and their employee benefit plans;

•	Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees;

•	Participants in “no transaction fee” programs of discount brokerages that maintain an omnibus account with the Stadion Funds; or

•	Individuals purchasing shares with the proceeds of a redemption of Class A shares of a Stadion Fund, if the shares were sold with a sales charge and redeemed within the previous 90 days.

The Advisor may also waive applicable sales charges under certain other conditions. Please contact the Advisor or the Distributor to determine eligibility for waived sales charges.

Additional Information About Sales Charges. Information regarding the Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing and redemption of Fund shares is available on the Fund’s website at www.stadionfunds.com. Further information is available by calling the Fund at 1-866-383-7636 .

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CLASS C SHARES

Class C shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class C shares will be assessed a CDSC of 1.00% on redemptions made within 12 months of their purchase (excluding shares purchased with reinvested dividends or capital gains distributions).  The CDSC will be a percentage of the dollar amount of shares redeemed and will be based on the original purchase cost or the current market value of the Class C shares being redeemed, whichever is less.  A CDSC will not be imposed upon redemptions of Class C shares held for more than 12 months.  Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets allocable to Class C shares. The Advisor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares and such brokers will be entitled to receive 12b-1 fees 12 months after the purchase.

CLASS I SHARES

Class I shares of the Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. Class I shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.  These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.  Class I shares are also available for investment by accounts that continue to hold Class I shares received in exchange for shares of the Predecessor Fund.

DISTRIBUTION OF SHARES

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

The annual limitation for payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets allocable to Class A shares and 1.00% of such assets allocable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee). Payments of 12b-1 fees to broker-dealers and others generally begin immediately after the purchase of Fund shares. For purchases of Class A shares of $1 million or more upon which a

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sales commission was paid to a broker-dealer by the Advisor, the payment of 12b-1 fees to such broker-dealer and others will begin after the shares have been held for one year.

In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of the Plan and the Distribution Agreement with the Distributor, the Fund is authorized to make payments to the Distributor which may be retained by the Distributor or may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Fund’s Class A shares and Class C shares. The Distributor may make additional payments to dealers and other persons. Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

PRICING OF SHARES

The price at which you purchase or redeem shares is based on the next calculation of the Fund’s NAV (plus any applicable sales charge) after an order is received in proper form by the Fund.  An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus.  See “Purchasing Shares” and “Redeeming Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively. The NAV of each Class of shares of the Fund is calculated by dividing the value of the Fund’s total assets attributable to that Class, less liabilities (including Fund expenses, which are accrued daily) attributable to that Class, by the total number of outstanding shares of the Class. The NAV of each Class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Trustees. In determining the value of the Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Fund normally uses third party pricing services to obtain market quotations.

Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued by the Trust’s Fair Value Pricing Committee at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Fund’s NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio

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security is halted during the day and does not resume prior to the Fund’s NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Fund’s administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Trustees monitor and evaluate the Fund’s use of fair value pricing, and periodically review the results of any fair valuation under the Fund’s policies.

Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Fund are invested in other open-end investment companies that are registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If securities in which the Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem shares.

PURCHASING SHARES

Class A and Class C shares may be purchased directly through the Fund or through any broker-dealer authorized to sell shares of the Fund. Class I shares may be purchased only by institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Fund.  Accounts that continue to hold Class I shares received in exchange for shares of the Predecessor Fund may purchase additional Class I shares.

Opening An Account

By Mail. To open a new account by mail:

•	Complete and sign the account application.

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•	Enclose a check payable to the Fund; reference Class A, Class C or Class I shares to ensure proper crediting to your account.

•	Mail the application and the check to the Transfer Agent at the following address:

Stadion Funds
P.O. Box 1920
Denver, Colorado  80201

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer of federal funds, call the Transfer Agent at 1-866-383-7636 . A representative will assist you in obtaining an account application, which must be completed, signed and delivered by telecopy or mail to the Transfer Agent before payment by wire may be made.

The Fund requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form, provided that the completed and signed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Fund. Orders will be priced at the NAV (plus any applicable sales charge) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable

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to shareholders who purchase shares directly through the Fund. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. Once an account is open, additional purchases of Class A and Class C shares may be made at any time in minimum amounts of $250 and additional purchases of Class I shares may be made at any time in minimum amounts of $5,000, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100.  The minimum investment requirement is waived for accounts that continue to hold Class I shares received in exchange for shares of the Predecessor Fund. Additional purchases may be made:

•
By sending a check, made payable to Stadion Funds.  Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds;

•	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-866-383-7636 before wiring funds; or

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly or quarterly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on or about the 15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Fund. Please call 1-866-383-7636 for more information about the automatic investment plan and direct deposit plans.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

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•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Fund will not be responsible for any loss incurred due to the Fund’s inability to verify your identity.

Additional Information. The Fund reserves the right to reject any purchase request and suspend the offering of its shares at any time. The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

EXCHANGING SHARES

Shares of the Fund may be exchanged at NAV for shares of the same class of shares of any other Stadion Fund.  You must meet the minimum investment requirements for the Stadion Fund into which you are exchanging. The exchange of shares of one Stadion Fund for shares of another Stadion Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange.  However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the exchanged shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

Shares of the Stadion Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-866-383-7636 .  Please provide the following information:

•	Your name and telephone number;

•	The exact name of your account and your account number;

•	Taxpayer identification number (usually your Social Security number);

•	Dollar value or number of shares to be exchanged;

•	The name of the Stadion Fund from which the exchange is to be made; and

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•	The name of the Stadion Fund into which the exchange is being made.

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days’ notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

REDEEMING SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV (subject to any applicable CDSC) next determined after the the Fund receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to Stadion Funds, P.O. Box 1920, Denver, Colorado 80201. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as your name appears on the Fund’s account records.

Contingent Deferred Sales Charge for Certain Redemptions of Class A and Class C Shares. Shareholders who purchase more than $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a CDSC upon redemption of 1.00% of the amount redeemed, or the original purchase cost of such shares, whichever is less, if such shares are redeemed within 18 months of their purchase. Shareholders who purchase Class C shares will be assessed a CDSC upon redemption of 1.00% of the amount redeemed, or the original purchase cost of such shares, whichever is less, is such shares are redeemed within 12 months of their purchase.

The Fund uses a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing a capital appreciation of shares.  The CDSC is used to reimburse the Advisor for paying dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

In determining whether a particular redemption is subject to a CDSC, the holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

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The Fund reserves the right to modify, waive or eliminate the CDSC at any time. The CDSC is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account, provided the Fund is notified of the requested exemption at the time of the redemption request.  The Fund may require documentation prior to waiver of the CDSC, including death certificates, physicians’ certificates, etc.

Signature Guarantees. If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Fund, or if you are adding or changing Automated Clearing House (ACH) or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. The Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Fund and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at  1-866-383-7636 .

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Fund’s custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or

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market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Stadion Funds valued at more than $5,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly payment in a stated amount (not less than $100). Each month or quarter, as specified, shares in your account will automatically be redeemed to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-383-7636 for additional information.

Redemptions In Kind. The Fund reserves the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when a large redemption request may cause harm to the Fund and its shareholders. In such a case, the Fund may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing the Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account and pay the proceeds to the shareholder if the shareholder’s account balance falls below the minimum initial investment required for your type of account due to shareholder redemptions (see “Investing in the Fund – Minimum Investment” above). This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is

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notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Fund’s portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Board has adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Fund. Under the Fund’s policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of the Fund’s shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.

Under the Fund’s policy regarding Frequent Trading, the Fund intends to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern is detected, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. The Fund may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter Frequent Trading.

The Fund does not accommodate frequent purchases or redemptions of Fund shares.

The Fund uses all reasonable means available to ensure the foregoing restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund may not be able to monitor the individual clients’ trading activity. The Fund reviews trading activity at the omnibus account level, and looks for activity that may indicate potential Frequent Trading or market timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

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Although the Fund has taken steps to discourage Frequent Trading of its shares, it cannot guarantee that such trading will not occur.

DISTRIBUTIONS

The Fund expects to distribute substantially all of its net investment income to its shareholders quarterly and net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are paid in cash or reinvested in additional Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Distributions resulting from the sale of foreign currencies and foreign securities by the Fund, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, he must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject

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to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

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FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the past 5 years, based upon the financial information of the Predecessor Fund.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund (assuming the reinvestment of all dividends and distributions).   The information for the six months ended October 31, 2012 is unaudited.  Information for the remaining periods has been audited by Cohen Fund Audit Services, Ltd., the independent registered public accounting firm for the Predecessor Fund, whose report, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s annual report to shareholders, which is available without charge upon request.

Financial Highlights
Selected data for a share outstanding	5/1/2012		5/1/2011	5/1/2010	5/1/2009	5/1/2008	5/1/2007
throughout the period:	to		to	to	to	to	to
	10/31/2012		4/30/2012	4/30/2011	4/30/2010	4/30/2009	4/30/2008
	(Unaudited)
Net Asset Value -
Beginning of Period	$11.20		$13.13	$11.79	$8.83	$11.65	$11.49
Net Investment Income (Loss) (a) (b)	(0.05)		(0.08)	(0.10)	(0.07)	0.03	0.04
Net Gains or Losses on Investments (d)
(realized and unrealized)	(0.23)		0.11	2.50	3.04	(2.59)	0.21
Total from Investment Operations	(0.28)		0.03	2.40	2.97	(2.56)	0.25
Distributions (From Net Investment Income)	0.00		0.00	0.00	(0.01)	(0.08)	(0.03)
Distributions (From Capital Gains)	0.00		(1.96)	(1.06)	0.00	(0.18)	(0.06)
Total Distributions	0.00		(1.96)	(1.06)	(0.01)	(0.26)	(0.09)
Net Asset Value -
End of Period	$10.92		$11.20	$13.13	$11.79	$8.83	$11.65
Total Return	(2.50%	)*	1.70%	21.26%	33.63%	(21.72% )	2.20%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$27,074		$29,546	$81,248	$60,537	$45,233	$13,994
Ratio of Expenses to Average Net Assets (c)	1.75%	**	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of Net Investment Income (Loss) to Average Net Assets (b) (c)	-0.94%	**	-0.66%	-0.86%	-0.67%	0.34%	0.36%
Portfolio Turnover Rate	153.37%	*	262.28%	200.66%	195.51%	517.18%	573.04%

*	Not Annualized.
**	Annualized.
(a)	Per share amounts were calculated using the average shares method.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c)	These ratios exclude the impact of expenses of the underlying security holdings listed in the Schedule of Investments.
(d)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

36

ADDITIONAL INFORMATION
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Fund’s investments is available in the annual and semiannual reports to shareholders of the Fund and the Predecessor Fund. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund or to make inquiries about the Fund, please call:

1-866-383-7636

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Fund’s website at www.stadionfunds.com or upon written request to Stadion Funds, P.O. Box 1920, Denver, Colorado 80201.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Stadion Investment Trust: Investment Company Act file number 811-21317

37

Rev. July 2011 Privacy Notice
FACTS	WHAT DOES STADION INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Stadion Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stadion Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-383-7636

38

Who we are
Who is providing this notice?	Stadion Investment Trust
What we do
How does Stadion Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Stadion Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Stadion Money Management, LLC, the investment adviser to Stadion Investment Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Stadion Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Stadion Investment Trust does not jointly market.

39

STATEMENT OF ADDITIONAL INFORMATION

Stadion Market Opportunity Fund Class A Shares (ETFAX) Class C Shares (ETFCX) Class I Shares (ETFOX)

April 1, 2013

A series of the
STADION INVESTMENT TRUST
1061 Cliff Dawson Road
Watkinsville, Georgia, 30677
Telephone 1-866-383-7636

TABLE OF CONTENTS

FUND HISTORY	2
INVESTMENT LIMITATIONS	14
PORTFOLIO TRANSACTIONS	15
DESCRIPTION OF THE TRUST	17
MANAGEMENT AND OTHER SERVICE PROVIDERS	18
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25
DISTRIBUTION PLAN	29
SPECIAL SHAREHOLDER SERVICES	30
DISCLOSURE OF PORTFOLIO HOLDINGS	30
PRICING OF SHARES	32
ADDITIONAL TAX INFORMATION	33
ADDITIONAL INFORMATION ON PERFORMANCE	36
APPENDIX A – DESCRIPTION OF RATINGS	39
APPENDIX B – PROXY VOTING POLICIES	43

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for Class A, Class C and Class I shares of the Stadion Market Opportunity Fund (the “Fund”) dated the same date as this SAI, which incorporates this SAI by reference in its entirety. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Copies of the Prospectus for the Fund may be obtained at no charge by writing or calling the Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Financial statements for the Fund’s predecessor fund, the ETF Market Opportunity Fund (the “Predecessor Fund”), for its most recently completed fiscal year are included in the Semi-Annual Report to shareholders and are incorporated  into this SAI  by  reference.   Additional copies of the Semi-Annual Report may be obtained, without charge, upon request by contacting the Fund at the address or telephone number listed above.

FUND HISTORY

The Stadion Investment Trust (the “Trust”) was organized on February 28, 2003 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Trust consists of six diversified series, the Stadion Managed Portfolio (the “Managed Fund”), the Stadion Core Advantage Portfolio (the “Core Advantage Fund”), the Stadion Olympus Fund™ (the “Olympus Fund”) the Stadion Trilogy Fund™ (the “Trilogy Fund”), the Stadion Tactical Income Fund (the “Income Fund”) and the Stadion Market Opportunity Fund (the “Fund”).   The aforementioned series of the Trust may be referred to herein individually as a “Stadion Fund,” or together as the “Stadion Funds.”   The Fund was organized in March 2013 in connection with the reorganization of the Predecessor Fund into the Trust.  This SAI relates only to the Fund.

OTHER INVESTMENT POLICIES

The following policies supplement the Fund’s investment objectives and policies as described in the Prospectus for the Fund. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for the fixed income securities in which the Fund may invest.

GENERAL INVESTMENT RISKS.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and its risks in this SAI and the Prospectus.

EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES.

Exchange Traded Fund (“ETFs”).  As noted in the Prospectus, the Fund may invest in ETFs.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund intends to be a short-term investor in ETFs, but does not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities.  However, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Fund’s investment advisor, Stadion Money Management, LLC (the “Advisor”), believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its net assets fall below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Fixed Income ETFs.  There are risks associated with the potential investment of the Fund’s assets in fixed income ETFs which may include credit risk, interest rate risk and maturity risk as described below:

•
Credit Risk.  Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced.  ETFs may be subject to credit risk to the extent that they invest in fixed income securities which involve a promise by a third party to honor an obligation with respect to the fixed income security.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.  Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

•
Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  There is the possibility that the value of an ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise.  The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes.  Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes.  When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.  Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at lower prevailing interest rates.  This is known as prepayment risk.  When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated.  This is known as extension risk.

•
Maturity Risk.  Maturity risk is another factor that can affect the value of an ETF’s fixed income holdings.  Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed income holdings.  In general, fixed income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates.  Conversely, fixed income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

Money Market Mutual Funds.  In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, the Fund may invest a significant portion of its assets in shares of one or more money market funds.  Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and high-grade corporate instruments.  An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person.  While investor losses in money market mutual funds have been rare, they are possible.  In addition, the Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Other Investment Companies.  As noted in the Prospectus, the Fund is a “fund of funds.” The term “fund of funds” is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies.  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, the Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Fund, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF.  The Fund has entered into such an agreement with a number of Exempted ETFs so that the Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation.  To the extent other ETFs obtain similar exemptive relief from the SEC, the Fund may seek to qualify to invest in such other ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Advisor considers optimal, or cause the Advisor to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company (collectively, “Indexed Investments”) as an alternative.  The Fund may also invest in Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in other investment companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF or other investment company shares held by the Fund, the Fund intend to vote such shares in the same proportion as the vote of all other holders of such securities.

EQUITY SECURITIES.  The Fund may invest in equity securities, both directly (including, without limitation, investments in Stock Baskets) and indirectly through the Fund’s investment in shares of ETFs and other investment companies.  The equity portion of the Fund’s portfolio may include common stocks traded on domestic or foreign securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Fund invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investments in ETFs and similar securities involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other security; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

FOREIGN SECURITIES.  The Fund may invest directly or indirectly in foreign debt or equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of American Depositary Receipts (“ADRs”) described below.  The Fund may also invest in foreign currency and foreign currency-denominated securities.  As noted in the Prospectus, investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restring ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments.  Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers and securities markets may be subject to less government supervision.  Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.  There is no assurance that the Advisor will be able to anticipate these potential events or counter their effects.

Depositary Receipts

American Depositary Receipts (“ADRs”) provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program.

Emerging Market Securities

The Fund may invest a portion of its assets in emerging markets.  An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights.  Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries.  A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund.  A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of securities markets in these countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  The inability of the Fund to dispose fully and promptly of positions in declining markets would cause the Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices.  In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions

Investments in foreign securities involve currency risk.  The Fund may engage in various transactions to hedge currency risk, but is not required to do so.  The instruments the Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers.  The Fund may use these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Fund has agreed to purchase or the amount in U.S. dollars that the Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities.  For example, the Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar.  If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future.  The two parties to a currency option contract are the option buyer and the option seller/writer.  The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand.  The option extends only until the stated expiration date.  The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price.  The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).  There are two types of option expirations, American-style and European-style.   American-style options can be exercised on any business day prior to the expiration date.   European-style options can be exercised at expiration only.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge.  The successful use of foreign currency transactions also depends on the ability of the Advisor to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the Advisor’s judgment will be accurate.  The use of foreign currency transactions also exposes the Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions.  Any of these factors may cause the Fund to lose money on its foreign currency transactions.  The Fund generally does not hedge currency risks, and generally will do so, if at all, only in connection with settlements of its purchases or sales of foreign securities.

CONVERTIBLE SECURITIES.  In addition to common and preferred stocks, the Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Advisor believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities.  The price of warrants do not necessarily move parallel to the prices of their underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants may be limited by its investment restrictions.

REAL ESTATE SECURITIES.  The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on  national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

The Fund may invest in global real estate companies outside the U.S.  These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. The Fund’s fixed income investments may include corporate and municipal fixed income securities.  Corporate and municipal fixed income securities purchased by the Fund may be of any credit quality, maturity or yield.  Accordingly, the Fund’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, are of equivalent quality in the Advisor’s opinion).  In addition, the Fund’s fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds.  Fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P, and Fitch are included as Appendix A to this SAI.  While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

MONEY MARKET INSTRUMENTS.  The Fund may invest directly and indirectly in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements).  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. GOVERNMENT SECURITIES.  The Fund may invest a portion of its portfolio in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) and the Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank, Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

ZERO COUPON SECURITIES.  The Fund may purchase zero coupon securities.  Zero coupon securities do not pay interest or principal until final maturity, unlike fixed income securities that provide periodic payments of interest (referred to as a coupon payment).  Zero coupon securities are bought at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.  One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.  A zero coupon step-up security converts to a coupon security before final maturity.

REPURCHASE AGREEMENTS.  The Fund may invest in repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

REVERSE REPURCHASE AGREEMENTS.  The Fund may also engage in reverse repurchase agreements.  Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by the Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

ILLIQUID INVESTMENTS.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Board monitors investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  An investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES.  Within its limitations on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

FUNDING AGREEMENTS.  Within the limitations on investments in illiquid securities, the Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the Fund to require prompt performance by the insurance company of its payment obligations under the funding agreement.

DERIVATIVE INSTRUMENTS.     The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act applicable to the issuance of senior securities.  Additionally, the Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Fund’s use of such instruments to the extent such instruments are used by the Fund.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to the Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and the Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

OPTIONS.  The Fund may purchase and write put and call options on securities.  The Fund may write a put or call option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

FUTURES CONTRACTS.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund seeks to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the  Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are “covered.”  The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Fund will be considered “covered” with respect to a call option it has written on a fixed income security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Options and futures can be volatile instruments and involve certain risks.  If the Advisor applies a hedge in the Fund's portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return.  The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets.

In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

SHORT SALES OF SECURITIES.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian or broker (or an affiliate thereof) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender, to the extent such deposit is required by applicable law and/or the parties involved in the transaction.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box,” i.e., when the Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES.  As explained under “Fundamental Restrictions” below, the Fund does not invest directly in commodities.  However, the Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.  For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

INVESTMENTS IN VOLATILITY INDICES.  The Fund may also utilize swaps, options, ETFs, ETNs or other instruments for exposure to the Chicago Board Options Exchange Market Volatility Index (“VIX”) or another volatility index, or may invest in securities or options designed to reflect the implied volatility of an underlying market.  Investors generally use these securities to speculate or hedge against changes in implied volatility (and thereby, overall perceived risk) in the markets they track.   As a general rule, volatility options indices go up when investors are unsure about the outlook for the economy and the markets, and these indices go down when investors are content and/or confident in the outlook for the economy and the markets.  These indices generally measure implied volatility based on derivatives prices (e.g., relative options prices and spreads); however, index levels and prices of securities tracking index levels are only indicators of current investor sentiment, and are not necessarily predictive of future index levels (i.e., there is always a possibility that an index level may go higher or lower in the future, regardless of the index’s current level).

An investment in a security tracking a volatility index is subject to the risk that the investor’s interpretation of the index level is incorrect, thereby subjecting the investor to unexpected changes (or lack of changes) in the level of the relevant index and the price of the security based on the level.  Securities tracking volatility indices are also subject to the risks of flaws in the tracking methodology, as well as failures to track the index value due to market or other factors.  Volatility swaps are also subject to counterparty credit risk, since the investor may lose money if the counterparty fails to meet its obligations.  In addition, investments in volatility indices through ETFs or other investment companies are also subject to the risks of these types of securities as explained elsewhere in this SAI.

While investments in volatility indices may be used by the Fund in an effort to limit losses in a sharp market decline, there is no guarantee that using such instruments would be effective in limiting losses, and the use of such instruments could impact the ability to increase returns. There are also costs associated with entering into such investments, which can adversely impact returns.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

INVESTMENTS IN SWAPS AND OTHER CREDIT DERIVATIVES.  The Fund may invest in swaps and other credit derivatives such as credit default swaps (“CDSs”).  The economic return of CDSs depends upon the performance of the reference obligations and/or the reference entities.  Exposure to the credit risk of such types of assets through the purchase of CDSs presents risks in addition to those resulting from direct purchases of such types of assets as the related reference obligations.  For instance, an active market may not exist for any of the CDSs in which the Fund invests.  As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired.  In addition, the Fund will usually have a contractual relationship only with the counterparty offering the CDS and not the reference obligors on the reference obligations.  As a result, the Fund generally will have no right directly to enforce compliance by the reference obligors with the terms of the reference obligations, no rights of set-off against the reference obligors, or any voting or other rights of ownership with respect to the reference obligations.  The Fund will not directly benefit from any collateral supporting such reference obligations and will not have the benefit of the remedies that would normally be available to a holder of such reference obligations.  Even if, in the case of physically settled CDSs, the Fund obtains such rights upon delivery of the defaulted reference obligations, the Fund’s ability to “work-out” effectively the defaulted reference obligations may be significantly diminished.

CDSs also expose the Fund to counterparty risk.  In the event of the insolvency of the counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the reference obligations.  Consequently, the Fund will be subject to credit risk with respect to defaults by such counterparty as well as by the reference obligors.

When the Fund enters into a short unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to either deliver the defaulted reference obligation or an equivalent cash payment.  Similarly, when the Fund enters into a long unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to deliver a cash payment related to such credit event. To the extent the Fund lacks adequate funds to satisfy these delivery requirements, the Fund will be required to liquidate other Fund investments in a manner which may be inconsistent with its original investment intent and the Fund’s return may be adversely affected.

To the extent a CDS requires the Fund to settle physically the defaulted reference obligation, the Fund may be adversely affected by the purchase price of the defaulted reference obligation.  Similarly, CDS cash settlement mechanics may not accurately reflect the related credit loss and may be subject to the discretion of the party performing the calculation.  In addition, there can be losses under a CDS without a related default with respect to the referenced obligation.  This occurs when the definition of a credit event in the CDS contains events that are not truly credit related and is called credit basis risk.  Also, the size of the structured notes underlying a funded CDS in relation to the size of the reference obligation affects the severity of the losses.  In general, as the size of the structured notes decreases in relation to the size of the reference obligation, the Fund’s exposure to credit risk with respect to the CDS increases.  Finally, to the extent that the Fund’s swap positions are leveraged, any Fund losses will be magnified.

Other risks of CDSs include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund enters into a long or short swap, respectively).  The Fund’s position in CDSs is also subject to liquidity risk, market risk, structural risk, legal risk, and interest rate risk.

The Fund may also invest in certificates which represent an undivided interest in a pool of high yield fixed income securities (“Underlying Securities”).  Such securities pay principal and interest to the extent the Underlying Securities pay principal and interest.  The Fund may, subject to certain restrictions, optionally redeem its certificates for the related pro rata interest in the Underlying Securities.  Exposure to the credit risk of such types of assets through the purchase of such certificates presents risks in addition to those resulting from direct purchases of the Underlying Securities.  Until the Fund redeems its certificates, the Fund will not have a direct contractual relationship with the issuers of the Underlying Securities and will not have a right directly to enforce compliance by such issuers with the terms of the Underlying Securities, a right of set-off against such issuers, or any direct rights of ownership with respect to the Underlying Securities.  The Fund’s ability to exercise voting rights with respect to the Underlying Securities may also be limited until it redeems its certificates.  The Fund’s yield on such securities is dependent upon a number of factors, including, without limitation, the purchase price of such securities and the occurrence of any early or mandatory redemption with respect thereto.  The Fund’s investments in such certificates are also subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, and interest rate risk.

The Fund’s ability to realize a profit from swap agreement transactions will depend upon the ability of the financial institution with which the Fund enters into the transaction to meet its obligations to the Fund.  The Fund may not be able to close out its swap agreement position under certain circumstances at the same time, or at the same price, as it would if it had purchased comparable traded securities.

TEMPORARY DEFENSIVE POSITIONS.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  In such circumstances, the Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING.  The Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, the Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes.  In the event the Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the Fund’s outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act.   For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowings.

(3)
Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6)
Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

(7)
Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.  If the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

(8)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed by the Board without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)
Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).   For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; and

(6)	Invest more than 15% of its net assets in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

With respect to the above fundamental investment restriction on borrowing money, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

With respect to the above fundamental investment restriction on making loans, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

With respect to the above fundamental investment restriction on concentration in a particular industry, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.  If the Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied.

With respect to the above non-fundamental investment restriction on purchasing securities on margin, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin.

The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Advisor shall manage the Fund’s portfolio in accordance with the terms of an Investment Advisory Agreement between the Advisor and the Fund, which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor serves as investment advisor for a number of client accounts, in addition to the Fund.

Brokerage Selection.  The Fund has adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers.  In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The Advisor may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Advisor’s obligation to obtain best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.  Although such information may be a useful supplement to the Advisor’s own investment research in rendering services to the Fund, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  The Fund has not paid any brokerage commissions as of the date of this SAI.

Aggregated Trades.  While investment decisions for the Fund are made independently from those for any other investment companies and accounts advised or managed by the Advisor, such other advisory clients may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Advisor in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the participating Fund(s) and other participating investment companies or accounts.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making investment decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on February 28, 2003, is an open-end management investment company.  The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Trust Instrument”) authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of six Stadion Funds and each has three classes of shares, which are referred to as “Class A shares,”  “Class C shares” and “Class I shares.”  Each class of shares represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different (or no) levels of sales loads and different expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information).  The number of shares of the Trust shall be unlimited.  When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund.  Shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to a particular Stadion Fund, the Board shall allocate them among any one or more of the Stadion Funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares of all series of the Trust have equal voting rights and liquidation rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Fund.  The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; reviews the performance of the Fund; and oversees the business activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS.  Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table.  The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James M. Baker (age 61 )	Trustee	Since June 2003	Mr. Baker has been the President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	6	Mr. Baker serves as a director of Resurgens Bank, a closely held state chartered bank.
Norman A. McLean (age 58)	Trustee	Since June 2003	Mr. McLean has been the Director of Marketing/Public Relations for St. Mary’s Health Care System (health care) since September 2005.	6	None
Ronald C. Baum (age 71)	Trustee	Since July 2011	Mr. Baum was a Managing Partner of Grant Thornton LLP (public accounting firm) from 1987 through 2002.	6	None
INTERESTED TRUSTEE*
Gregory L. Morris (age 65 )	Trustee and Chairman	Since June 2007	Mr. Morris has been a portfolio manager of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since November 2004 and is a member of the Advisor’s investment committee.	6	None
* Gregory L. Morris is an Interested Trustee because he is an employee of the Advisor.
OTHER EXECUTIVE OFFICERS
Judson P. Doherty (age 43)	President (Principal Executive Officer)	Since June 2006
Mr. Doherty has been President of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2007. He was Chief Financial Officer of Stadion Money Management, Inc. from 2001 until 2011 and Chief Compliance Officer of Stadion Money Management, Inc. and the Trust from 2004 to 2010. He is also a member of the Advisor’s investment committee.
				n/a	None

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Duane A. Bernt (age 42)	Treasurer (Principal Financial Officer)	Since October 2012	Mr. Bernt has been the Chief Financial Officer of the Advisor since 2011. Previously, he was a Senior Vice President of Lincoln Financial Group (a financial services firm) from 1998 to 2011.	n/a	None
Michael D. Isaac (age 36)	Chief Compliance Officer	Since April 2010
Mr. Isaac has been the Chief Compliance Officer of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2010. Previously, he was Chief Compliance Officer of J.P. Turner & Company LLC (a broker/dealer) from 2006 to 2010.
				n/a	None
Erin Douglas (age 35) 1290 Broadway, Suite 1100 Denver, Colorado 80203	Secretary	Since April 2013
Ms. Douglas, Vice President & Senior Associate Counsel for ALPS Fund Services, Inc., joined ALPS in 2003. She is also Vice President and Senior Associate Counsel of ALPS Distributors, Inc., ALPS Advisors, Inc. and ALPS Portfolio Solutions Distributors, Inc.
				n/a	None
Alan Gattis (age 33) 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since April 2013
Mr. Gattis, Fund Controller for ALPS Fund Services, Inc., joined ALPS in 2011. Previously, he was an Audit Manager for Spicer Jeffries LLP (a public accounting firm) from 2009 until 2011. He was an auditor for PricewaterhouseCoopers LLP from 2004 until 2009
				n/a	None

*The Fund Complex consists of the Fund, the Managed Fund, Core Advantage Fund, Olympus Fund, Trilogy Fund and Tactical Income Fund.

Board Structure

The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Morris, who is Chairman of the Board. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee because, among other things, the Board’s current and historical small size and the small number of Stadion Funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Stadion Funds. During these meetings, the Board receives reports from Trust management, the Fund’s administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Morris has experience as an investor, including his roles as portfolio manager of the Advisor (and its predecessor), and, previously, as a trustee, vice president and treasurer of another investment company.  Mr. Baker has business experience as president of a real estate development company and asset management company, and board and business experience as a director of a state chartered bank.  In addition, he has served on a number of other boards and advisory committees.  Mr. McLean has business experience as a director of marketing and public relations for a health care system, and previously as an associate director for marketing of a state university athletic association.  Mr.  Baum has business and accounting experience as a managing partner of a public accounting firm.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Board has established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of the Board.  The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met one time during the Trust’s last fiscal year

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the Trust’s last fiscal year.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, principal underwriter or an affiliated person of the Fund, the Advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Trust’s last fiscal year.

Beneficial Ownership of Shares of the Fund.  The table below shows, for each Trustee, the value of shares of the Fund beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2012, and stated as one of the following ranges:  A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.  Because the Fund is newly organized, none of the Trustees own shares of the Fund as of the date of this SAI.

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex* Overseen by Trustee
James M. Baker	A	E

Norman A. McLean	A	D

Name of Trustee	Dollar Range of Shares of the Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex* Overseen by Trustee
Ronald C. Baum	A	C

Gregory L. Morris	A	E

 Ownership In Fund Affiliates.  As of December 31, 2012, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Fund’s principal underwriter or any affiliate of the Advisor or the principal underwriter.

Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust.   Effective January 1, 2013, the Independent Trustees receive an annual retainer of $15,000 and a fee of $2,500 for each Board meeting attended in person or by telephone.  Prior to January 1, 2013, the Independent Trustees received an annual retainer of $5,000 and a fee of $1,250 per Fund for each Board meeting attended in person or by telephone.   Half of the fees received by the Independent Trustees are invested in shares of a Stadion Fund on the date they are received.  The Stadion Funds reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the amount of compensation received by each Trustee during the fiscal year ended May 31, 2012.

Name of Trustee	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees
INDEPENDENT TRUSTEES
James M. Baker	None	None	None	$20,000
Norman A. McLean	None	None	None	$20,000
Ronald C. Baum	None	None	None	$20,000
INTERESTED TRUSTEE
Gregory L. Morris	None	None	None	None

*	Because the Fund is newly organized, it did not pay any Trustee compensation during the fiscal year ended May 31, 2012.

CODES OF ETHICS.  The Trust, the Advisor and the Fund’s principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Advisor and the Fund’s principal underwriter subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes).  The codes of ethics permit personnel of the Trust, the Advisor and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements.  In addition, the codes of ethics of the Trust, the Advisor and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM.  The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring aspects of the AML program.  The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Board.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC.  Form N-PX states how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30.  The Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-866-383-7636.  This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES.  As of March 8, 2013 , the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the outstanding shares of the Fund, including the Predecessor Fund.  As of the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund, including the Predecessor Fund.

Name and Address of Record Owner	Amount and Nature of Ownership
Predecessor Fund
National Financial Services LLC Omnibus Account 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Record Owner of 1,362,890 shares
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, California 94104	Record Owner of 432,158 shares

INVESTMENT ADVISOR.  Information about the Advisor, Stadion Money Management, LLC, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, and its duties and compensation as Advisor is described in the Prospectus.  The Advisor, organized as a Delaware limited liability company, is controlled by certain investment entities controlled and managed by TA Associates, Inc. (“TA”).  A change in control of the Advisor occurred on June 30, 2011 upon completion of a transaction with TA whereby certain investment entities controlled and managed by TA acquired in the aggregate, a 54.4% interest in the Advisor.  Prior to June 30, 2011, the Advisor was controlled by Timothy A. Chapman, majority shareholder of the member then controlling the Advisor, Stadion Money Management, Inc. (“Stadion Inc.”).  Mr. Chapman is a co-founder of Stadion Inc. and was also a co-founder and Vice President of MurphyMorris Money Management Co., a former investment advisory firm and affiliate of the Advisor that managed the MurphyMorris ETF Fund, a mutual fund that merged with and into the Core Advantage Fund in June 2005.

The Advisor supervises the Fund’s investments pursuant to an Investment Advisory Agreement.  The Fund’s Investment Advisory Agreement is effective for an initial two year term and will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  The Fund’s Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund.  The Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight of the Board.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers to execute purchases and sales of securities.

Under the Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from the reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The Advisor receives a monthly advisory fee from the Fund equal to an annual rate of 1.25% of the Fund’s average daily net assets up to $150 million and 1.00% of its average daily net assets over $150 million.   In addition, the Advisor has entered into an Expense Limitation Agreement on behalf of the Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.70% of the Fund’s average daily net assets until June 30, 2014.  As a result, the Fund’s “Net Annual Fund Operating Expenses” (excluding 12b-1 fees, interest on borrowings, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) will be limited, until at least June 30, 2014, to 1.95% of average daily net assets allocable to Class A shares, 2.70% of such assets allocable to Class C shares and 1.70% of average daily net assets allocable to Class I shares.  It is expected that the Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board.  The Fund has not paid any advisory fees to the Advisor as of the date of this SAI.

The Chief Compliance Officer of the Trust is an employee of the Advisor.  The Trust will reimburse the Advisor $82,500 annually for the services provided by the Chief Compliance Officer, with each Stadion Fund paying a proportionate share of the fee based upon an allocation approved by the Board.

PORTFOLIO MANAGERS. A management team consisting of Brad A. Thompson, William McGough and Paul M. Frank is responsible for the day-to-day management of the portfolio for the Fund.

Compensation.  Compensation and financial arrangements with the Advisor’s portfolio managers is intended to be competitive and reflective of the general success of the Advisor as a firm, as well as the general success of the Fund.  Portfolio managers are compensated based on a fixed annual salary, bonuses, which may be based on factors such as the Advisor’s profitability, assets in strategies, portfolio manager performance, and other factors that may contribute to the Advisor’s revenues and distributable profits, and may include an equity or other profit-sharing component.  In this regard, compensation may include a variety of components, and may vary among portfolio managers in terms of emphasis and criteria.

•	Base Salary: Each portfolio manager receives a base salary.

•
Discretionary Incentive Compensation:  Portfolio managers may receive discretionary incentive compensation related to assets under management or similar considerations, and for performance-based evaluations by the Advisor’s management.  The Advisor also may consider a portfolio manager’s contributions to the firm and success of accounts (including the Fund) managed by the portfolio manager.

•
Additional Incentive Compensation:  Portfolio managers may be eligible to receive additional revenue or sales-based compensation tied to achievement of asset management and assets-under-management goals determined by the Advisor from time to time.  These may relate to the Advisor’s asset management achievements or assets under management in general, or may relate to specific accounts (including the Fund) managed by a portfolio manager.

•
Equity Incentives:  The Advisor may reward portfolio managers with additional remuneration based on the Advisor’s profitability in accordance with the terms of an Equity Incentive Plan or individual agreements where the portfolio manager is eligible to receive equity participation (including profit distribution rights related thereto) in the Advisor.

•
Profit Pool and Senior Management Arrangements: Portfolio managers that reach certain levels of managerial responsibility or success with and for the Advisor will be eligible to participate in a profit pool, and may also receive a senior management-level compensation package, which may include any or all of the foregoing compensation arrangements.

•
Employment Agreement for Paul Frank: Pursuant to the terms of  Mr.  Frank’s  employment  agreement  with  the Advisor,  Mr.  Frank will receive a compensation package that includes, without limitation: a base salary, a $250,000 signing bonus, additional incentive compensation tied to the net assets of the Fund and certain separate accounts managed by the Advisor, a $250,000 loan that will be forgiven in part or in full upon the Fund reaching certain asset levels, rights to participate in the Advisor’s equity incentive plan tied to the net assets of the Fund and a severance package.

Ownership of Fund Shares.  The table below shows the amount of Fund shares (including the Predecessor Fund) beneficially owned by each portfolio manager as of February 1, 2013 , stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Brad A. Thompson	A
William McGough	A
Paul M. Frank	B

Other Accounts.  In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of February 1, 2013 .  None of these accounts has an advisory fee based on the performance of the account.

Portfolio Manager	Type of Account	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed
Paul M. Frank	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 0	$23,393,369 $0 $0
Brad A. Thompson	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 55 117,560	$6.53 million $1,868 million $2,941 million
Will McGough	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	0 55 117,560	$0 $1,868 million $2,941 million

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  These other accounts include separately managed private clients, discretionary 401(k) accounts and other pooled investment vehicles (the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.

•
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Fund.  The portfolio managers know the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Fund, or vice versa.

•
Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The same portfolio management team works across all investment products.  Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT.   ALPS Fund Services, Inc. (ALPS), 1290 Broadway, Suite 1100, Denver, Colorado  80203 ,  serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration, Bookkeeping and Pricing Services Agreement and a Transfer Agency and Services Agreement (the “Service Agreements”).

As Administrator, ALPS assists in supervising all operations of the Fund (other than those performed by the Advisor under the Advisory Agreement).   ALPS has agreed to perform or arrange for the performance of the following services (under the Service Agreements, ALPS may delegate all or any part of its responsibilities thereunder):

--	prepare and assemble reports required to be sent to the Fund’s shareholders and arrange for the printing and dissemination of such reports;
--	assemble reports required to be filed with the SEC and file such completed reports with the SEC;
--	arrange for the dissemination to shareholders of the Fund’s proxy materials and oversee the tabulation of proxies;
--	file the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;
--	assist in monitoring compliance of each of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and
--	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

ALPS also maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  ALPS also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund.

As Transfer Agent, ALPS performs the following services in connection with the Fund’s shareholders:  maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

ALPS receives fees from the Trust for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to ALPS as Administrator and Fund Accountant is as follows: 0.06% of the Trust’s annual net assets between $0 and $500 million, 0.04% of the Trust’s annual net assets between $500 million and $1 billion and 0.02% of the Trust’s annual net assets above $1 billion, subject to a minimum annual fee of $430,000 in the first year and $460,000 thereafter.   The Transfer Agent is compensated based upon a $25,000 annual base fee per Fund, and annually $9 per direct open account, $7 per open account through NSCC and $0.50 per inactive account.  The Transfer Agent is also reimbursed by the Trust for certain out-of-pocket expenses.

DISTRIBUTOR.   ALPS Distributors, Inc.  (the “Distributor”), 1290 Broadway, Suite 1100, Denver, Colorado 80203 , is the exclusive agent for distribution of shares of the Fund, pursuant to a Distribution Agreement with the Trust.  The Distributor may sell shares of the Fund directly or to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.    The Distributor is an affiliate of ALPS Holdings, Inc. and Erin Douglas is an officer of the Distributor and the Trust.   The Distributor is a broker-dealer registered with the SEC and a member in good standing of FINRA and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time offer its shares for sale, in order that state registrations may be maintained for the Fund.   Under the Distribution Agreement, the Fund does not compensate the Distributor for its services.

CUSTODIAN.  US Bank N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 , to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. Such firm will audit the financial statements of the Fund at least once each year.  A copy of the most recent Annual Report will accompany this SAI whenever a shareholder or a prospective investor requests it.  The audited financial statements for the Predecessor Fund are included in the Predecessor Fund’s Annual Report to shareholders for the fiscal year ended April 30, 2012 and incorporated by reference into this SAI.

LEGAL COUNSEL.  Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Fund” in the Prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES.  Shares of the Fund are offered and sold on a continuous basis.  The purchase price of shares of the Fund is the net asset value next determined after the order is received in proper form (plus any applicable sales charge).  Net asset value is normally determined as of the time regular trading closes on the New York Stock Exchange (“NYSE”) on days that the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below.  The Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day.

The Fund reserves the right in its sole discretion:  (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments in the Advisor’s sole discretion (including circumstances where certain economies can be achieved in sales of Fund shares).

Sales Charges – Class A Shares.  The public offering price of Class A shares of the Fund is equal to the Fund’s net asset value plus a sales charge as shown below.  The Distributor receives this sales charge and may reallow it in an amount shown in the table below.

Amount of Transaction At Public Offering Price	Sales Charge As % of Public Offering Price	Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $25,000	5.75%	6.10%	5.25%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.30%
$1,000,000 or more (1)	None	None	None

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (load) (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.  The CDSC is used to reimburse the Advisor for paying broker-dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

CDSC – Class C Shares.  A 1.00% CDSC will be assessed on shares that are redeemed within 12 months of purchase.  The CDSC is used to reimburse the Advisor for paying broker-dealers a sales commission of 1.00% of the purchase price of your investment in connection with your purchase.

Arrangements with Dealers.  From time to time dealers who receive reallowances from the Distributor may reallow all or a portion of such broker-dealer discounts and brokerage commissions to other broker-dealers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the broker-dealer reallowances may be suspended, terminated, or amended.

The broker-dealer reallowances and sales charge schedule above applies to all dealers who have agreements with the Distributor. Additionally, broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million or more or Class C shares may be paid a commission of up to 1.00% by the Advisor and will be entitled to receive 12b-1 fees after the shares have been held for one year.  Additional compensation may be provided to broker-dealers in connection with sales of shares of the Fund.  Compensation may include, without limitation, financial assistance to broker-dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain broker-dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Broker-dealers may not use sales of the Fund’s shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as FINRA.

Reduced Sales Charges – Class A Shares

Purchases by Related Parties.  Reductions in front-end sales charges for Class A shares of the Fund apply to purchases by a single “person,” including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust or estate.

Concurrent Purchases.  For purposes of qualifying for a lower front-end sales charge, investors have the privilege of combining concurrent purchases of Class A shares of the Fund with Class A shares of any other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge.  For example, if a shareholder concurrently purchases Class A shares of the Fund at the total public offering price of $50,000 and purchases Class A shares of another Stadion Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above.  This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation.  Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Fund at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Fund then being purchased, including any concurrent purchases of Class A shares as described above, plus (b) an amount equal to the then current net asset value of the purchaser’s combined holdings of Class A shares of the Fund and Class A shares of any other series of the Trust that is sold with a similar or higher sales charge.  To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of their qualification, and confirmation of the purchase is subject to such verification.  This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent.  Investors may qualify for a lower sales charge for Class A shares of the Fund by executing a letter of intent.  A letter of intent allows an investor to purchase Class A shares of the Fund over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of Class A shares of the Fund and Class A shares of any other series of the Trust that is sold with a similar or higher sales charge.  Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases of Class A shares over a 13-month period.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount.  If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid.  If such difference is not paid by the investor, the Fund is authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due.  On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose.  The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent.  Investors must notify the Fund whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Fund’s Account Application, or is otherwise available from the Fund.  This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments.  Within 90 days after a redemption of Class A shares of the Fund, investors may reinvest the proceeds from the redemption, without a sales charge, in Class A shares of any Stadion Fund.  If the shares are being reinvested into Class A shares of a Stadion Fund that is sold with a higher sales charge than the Class A shares redeemed, the investor must pay the difference.  In addition, the Stadion Fund into which shares are reinvested must be registered for sale in the investor’s state of residence.  The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased in the reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Groups.  Reductions in sales charges for Class A shares also apply to purchases by individual members of a “qualified group.”  The reductions are based on the aggregate dollar value of Class A shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased.  For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales charge, and “related parties” of such company.  For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value.  To encourage investment in the Fund, the Fund may sell Class A shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Advisor and other service providers to the Trust, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor.  Clients of investment advisors and financial planners may also purchase Class A shares at net asset value, without a sales charge, if the investment advisor or financial planner has made arrangements to permit them to do so with the Fund or the Distributor.  The public offering price of Class A shares of the Fund may also be reduced to the net asset value of such shares in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

Class I Shares – Shareholders of Predecessor Fund.  Accounts who continue to hold Class I shares of the Fund received in exchange for shares of the Predecessor Fund may purchase additional Class I shares without giving effect to the minimum additional purchase limitations generally applicable to Class I shares.

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to and withdrawals from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th and/or last business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

REDEMPTIONS.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recording of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge by the Custodian for wiring redemption proceeds, any charges by your broker-dealer or financial institution or imposition of a CDSC on certain redemptions of Class A shares or Class C shares.

Involuntary Redemptions.  In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse it for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to the Fund’s shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Systematic Withdrawal Plan.  Shareholders owning shares in the Fund valued at more than $5,000 may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a "Corporate Resolution" (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60 days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-866-383-7636 or by writing to:

Stadion Funds
c/o ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado  80203

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  See the section entitled “Investing in the Fund – Distribution of Shares” in the Prospectus.  As required by Rule 12b-1, the Plan was approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan.  The Plan provides that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.  The Board will take into account the expenditures for purposes of reviewing operation of the Plan and in connection with its annual consideration of the renewal of the Plan.

Potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agent fees as a percentage of assets (once the Fund has a sufficient number of accounts to exceed the minimum monthly transfer agent fees), savings to the Fund in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plan must be approved by the Board annually.

Under the Plan, the Fund may annually expend up to 0.25% of its average daily net assets allocable to Class A shares and 1.00% of such assets allocable to Class C shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made.  Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% for Class A shares and 0.75% for Class C shares per annum of the Fund’s average daily net assets.  Such expenditures may include, without limitation: (a) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the Fund’s investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  The Fund does not participate in any joint distribution activities with other investment companies.  By reason of its controlling interest in the Advisor, certain investment entities controlled and managed by TA Associates may be deemed to have a financial interest in the operation of the Plan.

In addition, the Plan provides for the payment of an account maintenance or shareholder service fee, in an amount equal to an annual rate of 0.25% of the Fund’s average daily net assets allocable to Class C shares, which may be paid to securities dealers and other financial intermediaries based on the average value of the Fund’s Class C shares owned by their clients.  The account maintenance or shareholder service fee allows the Fund to make payments to securities dealers and other financial organizations

(including payments directly to the Advisor and the Distributor) for expenses related to the distribution and servicing of the Fund’s shares.

The Fund has not paid any distribution expenses under the Plan as of the date of this SAI.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

TRANSFER OF REGISTRATION.  To transfer shares to another owner, send a written request to Stadion Funds, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 110, Denver, Colorado  80203 .  Your request should include the following:  (i) the Fund’s name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) Medallion signature guarantees (See the heading “Redeeming Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

EMPLOYEES AND AFFILIATES OF THE FUND.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  In keeping with this purpose, the Fund may accept accounts with less than the minimum investment from Trustees, officers and employees of the Fund and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or members of their immediate family.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies that govern the disclosure of portfolio holdings.  These policies are intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Trust’s policies, the Trust and the Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policies provide that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of its portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-866-383-7636.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Fund and/or the Advisor may, from time to time make additional portfolio holdings information available to the public on their website at http://www.stadionfunds.com.  Complete lists of the Fund’s holdings are generally posted to the website within five to thirty days of the end of the calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted.  The Fund may also send a portion or all of this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Fund’s website.

The officers of the Trust and/or the Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and SAI, Broadridge Investor Communication Solutions, Inc. (a proxy solicitation and tabulation firm) and FilePoint Edgar Services and Financial Graphic Services, Inc. (financial edgarizing, typesetting and printing firms).  The Fund and/or the Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly or monthly management letters; provided, however, that the Fund and/or the Advisor will not send such quarterly or monthly management letters to shareholders until such information is either filed with the SEC or publicly disclosed on the Fund’s website. In addition, non-public portfolio holdings information and other information regarding the investment activities of the Fund may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund.  Currently, the Stadion Funds are providing non-public portfolio holdings information to three different rating or ranking organizations.  Each disclosure arrangement has been authorized by the Trust and the Advisor in accordance with the Stadion Funds’ disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Stadion Funds.  Below is a table listing the organizations that are currently receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.   Lipper indicates that it will not trade based on the Fund’s portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality.  The Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board.  The Advisor and the Fund’s administrator are required to report to the Board any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not entered (and does not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

PRICING OF SHARES

The net asset value and the public offering price (net asset value plus any applicable sales charge) of each class of shares of the Fund are normally determined as of the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier). The Fund’s net asset value is not calculated on business holidays or weekends when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In computing the net asset value for the Fund, all Fund-specific liabilities incurred or accrued are deducted from the net assets of that Fund.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board.  Market values are determined according to generally accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Board, the assets of the Fund are generally valued as follows:

•
Securities that are listed on a securities exchange or quoted on a national market system are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the most recent bid price.

•	Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Securities with maturities of 60 days or less will be valued at amortized cost, which approximate market value.

•
Options are valued at the mean of the last quoted bid and ask prices at the time of valuation.  If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00.  In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange.  For purposes of determining the primary exchange, the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option.  Notwithstanding the foregoing, an option may be valued at fair value when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and/or ask prices as of the time of valuation are not readily available.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

•
Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees.  As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities.  Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service; if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution.

Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund.

•	Open-end investment companies, including money market funds, are valued at the net asset value reported by such registered open-end investment companies.

Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Fund are conclusive.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, as well as any future series of the Trust, is treated as a separate corporate entity under the Internal Revenue Code of 1986 (the “Code”), and intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies.  Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

The Fund will not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

The 2003 Jobs and Growth Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  The 2012 Taxpayer Relief Act signed into law by President Obama on  January 2, 2013 set the long-term capital gains rate for  individual taxpayers at a rate of 15% for individuals who are subject to the 25% (or  greater) tax bracket on their ordinary income and whose taxable income is less than $400,000 ($450,000 for married filing jointly) and at 20% for those individuals whose taxable income is more than $400,000.  For individuals whose ordinary income is generally taxed at less than the 25% rate, the long term capital gains rate will be 0%.

All or a portion of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

The Health Care and Education Reconciliation Act of 2010 will require certain individuals, estates and trusts to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions.  This surtax will apply for taxable years beginning after December 31, 2012.  Prospective investors should consult with their own tax advisors regarding the effect, if any, of the Health Care and Education Reconciliation Act of 2010 on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund will designate: (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gains dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts."  Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40").  Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value.  When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.  The use of section 1256 contracts may force the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability.

The Fund’s positions in index options that do not qualify as "section 1256 contracts" under the Code generally will be treated as equity options governed by Code Section 1234.  Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is a short-term capital gain to the Fund.  If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is a short-term capital gain or loss.   If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term.  For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from the sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option.  If the option expires, the resulting loss is a capital loss and is short-term or long term, depending upon the holding period for the option.  If a put option written by the Fund  is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon the sale of the securities.  If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gains net income (excess of realized capital gains over realized capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gains net income prior to the end of each calendar year to avoid liability for this excise tax.

If the Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs.  Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash.  Investments in PFICs could also result in the treatment of associated capital gains as ordinary income.  The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments.  Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, the Fund may incur the tax and interest charges described above in some instances.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002 and before January 1, 2013, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period of Fund shares.  An exchange of shares is generally treated as a sale and any gain may be subject to tax.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known.  If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met.  In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes.  Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes.  A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date.  Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included.  Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property).  Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage ( 28% for 2013) of taxable dividends or gross proceeds realized upon a sale to shareholders who: (i) have failed to provide a correct tax identification number in the manner required, (ii) are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or (iv) are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

In general, the Fund accepts only U.S. shareholders.  However, dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income and distributions of capital gains will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

On March 18, 2010, President Obama signed into law the “Hiring Incentives to Restore Employment (HIRE) Act.”  The HIRE Act adds sections 1471 through 1474 to the Code, also known as the “Foreign Account Tax Compliance Act of 2009” or “FATCA.”

Under the FATCA provisions, foreign financial institutions (which include hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles regardless of their size)  and other foreign entities must comply with new information reporting rules with respect to their U.S. account holders and investors or confront a new withholding tax on U.S. source payments made to them.  A foreign financial institution or other foreign entity that does not comply with the FATCA reporting requirements will be subject to a new 30% withholding tax with respect to any “withholdable payments” made after December 31, 2012, other than such payments that are made on “obligations” that were outstanding on March 18, 2012.  For this purpose, withholdable payments are U.S. source payments otherwise subject to nonresident withholding tax and also include the entire gross proceeds from the sale of any equity or debt instruments of U.S. issuers.  The new FATCA withholding tax will apply regardless of whether the  payment would otherwise be exempt from U.S. nonresident withholding tax (e.g., under the portfolio interest exemption or as capital gain).  Treasury is authorized to provide rules for implementing the FATCA withholding regime under the existing nonresident withholding tax rules.  The FATCA provisions also impose new information reporting requirements and increase related penalties for U.S. persons.

FATCA withholding will not apply to withholdable payments made directly to foreign governments, international organizations, foreign central banks or issue and individuals.  Treasury is authorized to provide additional exceptions to the application of the FATCA provisions.

As noted above, the new FATCA withholding and information reporting requirements generally will apply to withholdable payments made after December 31, 2012.  Prospective investors should consult with their own tax advisors regarding these new provisions.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges.  Performance figures will be given for the most recent one, five and ten year periods, or for the life of the Fund if it has not been in existence for any such periods.  When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period.  “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in the Fund’s share price and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated.  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable).  These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculations of average annual total return and cumulative total return assume an initial $1,000 investment and reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  These performance quotations should not be considered as representative of the Fund’s future performance.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the Barclays Aggregate Bond Index, which is generally representative of the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities.  The Fund may also measure its performance against one or more appropriate Lipper indexes which rank the performance of mutual funds that have similar portfolio holdings and investment objectives.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  The Fund may also occasionally cite statistics to reflect its volatility and risk.  The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  The Fund may also compare its performance to other reports of the performance of managed accounts of the Advisor.  Of course, there can be no assurance the Fund will experience the same results.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily.  Both net earnings and net asset value are factors in the computation of total return as described above.

As indicated, from time to time, the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications.  These may include the following:

•
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

From time to time, the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

APPENDIX A – DESCRIPTION OF RATINGS

The Fund may acquire debt securities as described in the Prospectus and this SAI.  The Fund is not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”).  The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.    While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from ‘AA” to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-term obligations rated ‘A-1’ by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC.  Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more.  They address the possibility that a financial obligation will not be honored as promised.  Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.  The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  ‘AA’ ratings denote expectations of low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  ‘A’ ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality.  ‘BBB’ ratings indicate that expectations of default risk are currently low.  The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible default risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high credit risk.  A rating CCC indicates a substantial credit risk, while a rating CC indicates a very high level of risk, and a rating C signals exceptionally high levels of credit risk.  ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond or other material financial obligations but which has not entered into bankruptcy filings or other formal winding-up procedure and which has not otherwise ceased operating.  ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings or other formal wind-up procedure, or which has otherwise ceased business.

Short-Term Ratings

F1 – Highest credit quality.  The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality.  The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, RD and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below ‘B.’ The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Advisor distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Fund are not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest.  Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

STADION INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Stadion Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Fund”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Stadion Money Management, LLC (“Advisor”), as the Fund’s investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund.  The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the

Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).  In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund disclosed this Policy, or a description of the policies and procedures of this Policy, to its shareholders.  Each Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;
(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(4)	The shareholder meeting date;
(5)	A brief identification of the matter voted on;
(6)	Whether the matter was proposed by the issuer or by a security holder;
(7)	Whether the Fund cast its vote on the matter;
(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Amended and restated this 30th day of June 2011.

EXHIBIT A
( Updated April 1, 2013 )

Series of the Stadion Investment Trust:

1.	Stadion Managed Portfolio (formerly known as the PMFM ETF Portfolio Trust and the PMFM Managed Portfolio Trust)
2.	Stadion Core Advantage Portfolio (formerly known as the PMFM Core Advantage Portfolio Trust)
3.	Stadion Olympus Fund™
4.	Stadion Trilogy Fund™
5.	Stadion Tactical Income Fund
6.	Stadion Market Opportunity Fund

STADION MONEY MANAGEMENT, LLC

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Stadion Money Management, LLC (“Stadion”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Stadion has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Stadion complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

In general, Stadion will  vote proxies for clients for positions recommend by Stadion.  In addition, Stadion has one client, the Stadion Investment Trust (the “Fund”) for which Stadion will vote proxies.  In voting proxies for the Fund (or any other client for whom Stadion determines to vote proxies in the future), Stadion is committed to voting proxies in the manner that serves the best interests of the client (e.g., the Fund and its shareholders).

The following details Stadion’s philosophy and practice regarding the voting of proxies.

A.	General

Stadion believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement Stadion’s proxy voting policies, Stadion has developed the following procedures for voting proxies.

1.	Upon receipt of a corporate proxy by Stadion, the special or annual report and the proxy are submitted to Stadion’s proxy voting manager (the “Proxy Manager”), currently Brad Thompson.

2.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Stadion’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

3.
The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act.  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Stadion’s files.

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.	Voting Guidelines

While Stadion’s policy is to review each proxy proposal on its individual merits, Stadion has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

A.
Investment Company Matters.  In general, Stadion invests the accounts of the Fund and other clients in exchange-traded funds, mutual funds, or other investment companies (collectively, “investment companies”).  When called upon to vote investment company proxies, Stadion will follow the following guidelines:

1.	Election of Directors and Similar Matters

In an uncontested election, Stadion will generally vote in favor of management’s proposed directors/trustees.  In a contested election, Stadion will evaluate proposed directors/trustees on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors or Trustees, Stadion will review any contested proposal on its merits, but expects to generally support proposals recommended and approved by the investment company’s independent directors or trustees.

2.	Audit Committee Approvals

Stadion generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.

Notwithstanding the foregoing, Stadion expects to generally support the ratification of the selection of auditors recommended and approved by the investment company’s independent directors or trustees.

3.	Approval of Advisory Contracts

Stadion will seek to evaluate advisory contracts on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the agreement in light of the services to be provided, the financial terms, the historical performance of the investment adviser and management’s discussion of the terms of the contract.

Notwithstanding the foregoing, Stadion expects to generally support advisory contracts recommended and approved by an investment company’s independent directors or trustees.

4.	Rule 12b-1 Plans

Stadion will seek to evaluate proposed 12b-1 Plans on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the plan in light of management’s proposal, Stadion’s evaluation of the financial and other terms of the proposal and the potential benefits of the plan to the investment company.

Notwithstanding the foregoing, Stadion expects to generally support 12b-1 Plans recommended and approved by an investment company’s independent directors or trustees.

5.	Mergers

Stadion will seek to evaluate proposed mergers of investment companies on their own merits by evaluating, among other things, the financial terms and short- and long-term economic effects of the proposed merger and its impact on shareholders and management’s discussion, and Stadion’s review, of the reasons for the merger.

Notwithstanding the foregoing, Stadion expects to generally support mergers recommended and approved by an investment company’s independent directors or trustees.

6.	Voting Shares Owned by the Fund

Notwithstanding any of the foregoing guidelines in Sections 1-5 above, the Fund is required by Section 12(d)(1)(F) of the Investment Company Act of 1940 to vote proxies with respect to any investment companies securities (i.e. exchange traded funds, mutual funds, or other investment companies) held by it “in the same proportion as the vote of all other holders of such securities.”  Accordingly, Stadion will vote such proxies on behalf of the Fund in accordance with the requirements of Section 12(d)(1)(F).

B.	Operating Company Matters

Because of the investment strategy Stadion uses for its clients, including the Fund, it is unlikely that such clients will frequently hold operating company stocks.  However, if Stadion is called upon to vote operating company proxies for clients, Stadion will follow the following guidelines:

1.	Corporate Governance

Stadion will consider proposals involving corporate governance on a case-by-case basis, considering whether proposals tend to strengthen the independence of directors, the independence of auditors or the rights of shareholders.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

•	In uncontested directors’ elections, approve management’s proposed directors; and
•	Ratify management’s recommendation and selection of auditors.

2.	Shareholder Rights

Stadion may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis, seeking to support proposals to maintain or increase shareholder rights.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

3.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Stadion will review proposals to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term economic and financial effects of the proposal on the company.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

4.	Compensation

In voting on proposals with respect to compensation, Stadion will generally support proposals it believes will fairly compensate executives.  Stadion will evaluate proposed stock option plans and issuances on a case-by-case basis, considering the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the terms of the proposed options.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

•	Disclose compensation policies;
•	Adopt compensation packages or policies that generally link executive compensation to performance;
•	Require shareholders approval of golden parachutes;
•	Adopt golden parachutes that do not exceed [3] times the base compensation of the applicable executives;
•	Adopt executive stock option plans and stock option plans for outside directors, provided that total potential dilution (including all equity based plans) is less than 10% of shares outstanding; and
•	Adopt employee stock purchase plans, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

And expects to generally vote against proposals to:

•	Adopt stock option plans with any of the following structural features:

o	Ability to issue options with an exercise price below the stock’s current market price;
o	Ability to issue reload options; or
o	Automatic share replenishment (“evergreen”) feature.

5.	Corporate Responsibility and Social Issues

Stadion generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  Accordingly, Stadion will generally abstain from voting on proposals involving corporate responsibility and social issues.  Notwithstanding the foregoing, Stadion may vote against corporate responsibility and social issue proposals that Stadion believes will have substantial adverse economic or other effects on a company, and Stadion may vote for corporate responsibility and social issue proposals that Stadion believes will have substantial positive economic or other effects on a company.

IV.	Conflicts

In cases where Stadion is aware of a conflict between the interests of a client and the interests of Stadion or an affiliated person of Stadion (e.g., a portfolio company is a client or an affiliate of a client of Stadion), Stadion will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions.  In the event that Stadion does not receive instructions from the client within three business days of the notice, Stadion may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

V.	Stadion Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Stadion to disclose in response to any client request how the client can obtain information from Stadion on how its securities were voted.  Stadion will disclose in Part II of its Form ADV that clients can obtain information on how their proxies were voted by making a written request to Stadion.  Upon receiving a written request from a client, Stadion will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Stadion to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  Stadion will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, Stadion will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Record-keeping

Stadion shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Stadion that were material to making a decision how to vote, or that memorialized the basis for the decision;
(v)	Records of client requests for proxy voting information, and
(vi)
With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

Stadion shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Stadion as part of its records and, upon reasonable written notice, shall deliver such records to the Fund.

Stadion may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Stadion that are maintained with a third party such as a proxy voting service, provided that Stadion has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.	Amendments

This policy may be amended at any time by the Stadion, provided that material changes to this policy that affect proxy voting for the Fund shall be ratified by the Fund within four (4) months of adoption by Stadion.

Adopted as of this 1st day of July, 2003; last amended as of the 30th day of June, 2011.

PART C.	OTHER INFORMATION

ITEM 28.	Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") for Stadion Investment Trust ("Registrant") – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed on June 5, 2009

(b)	Amended and Restated By-Laws for the Registrant – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed on June 5, 2009

(c)	Incorporated by reference to the Trust Instrument and By-Laws

(d)(1)
Investment Advisory Agreement between the Registrant and Stadion Money Management, LLC ("Advisor"), as advisor for the Stadion Managed Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(d)(2)
Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Core Advantage Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(d)(3)
Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Olympus Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(d)(4)
Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Trilogy Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(d)(5)
Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Tactical Income Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on January 11, 2013

(d)(6)
Form of Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Station Market Opportunity Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on January 11, 2013

(e)(1)	Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(f)	Not Applicable

(g)(1)	Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

(g)(2)	Second Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 22 filed on September 28, 2010

(g)(3)	Third Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 22 filed on September 28, 2010

(g)(4)	Fourth Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(g)(5)	Fifth Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on January 11, 2013

(g)(6)	Sixth Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Filed herewith

(h)(1)
Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Managed Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(h)(2)
Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Core Advantage Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(h)(3)
Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Olympus Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(h)(4)
Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Trilogy Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(h)(5)	Amended and Restated Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Tactical Income Fund – Filed herewith

(h)(6)
Form of Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Market Opportunity Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on January 11, 2013.

(h)(7)	Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

(h)(8)
First Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(h)(9)
Second Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(h)(10)
Third Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on January 11, 2013.

(h)(11)	Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

(h)(12)
Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

(i)
Opinion and Consent of Kilpatrick Townsend & Stockton LLP (formerly known as Kilpatrick Stockton LLP) regarding the legality of securities registered with respect to the Registrant – Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on June 27, 2003

(j)(1)	Consent of Cohen Fund Audit Services, Ltd. – Independent Registered Public Accounting Firm for Aviemore ETF Market Opportunity Fund, predecessor to Stadion Market Opportunity Fund – Filed herewith

(j)(2)	Consent of BBD, LLP –Independent Registered Public Accounting Firm for the Trust – Filed herewith

(k)	Not applicable

(l)	Initial Subscription Agreement – Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on June 27, 2003

(m)(1)
Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Managed Portfolio (formerly known as the PMFM Managed Portfolio Trust and the PMFM ETF Portfolio Trust) – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on July 29, 2009

(m)(2)
Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Core Advantage Portfolio (formerly the PMFM Core Advantage Portfolio Trust) – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on July 29, 2009

(m)(3)	Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Olympus Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(m)(4)	Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Trilogy Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(m)(5)	Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Tactical Income Fund – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 31 filed on January 11, 2103

(m)(6)	Form of Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Market Opportunity Fund – Filed herewith

(n)	Rule 18f-3 Multi-Class Plan – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 28 filed on September 28, 2012

(o)	Reserved

(p)(1)	Code of Ethics for the Registrant –– Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on January 17, 2012

(p)(2)	Code of Ethics for the Advisor – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(p)(3)	Code of Ethics for the Distributor – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on January 17, 2012

(Other)	Powers of Attorney – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

Under Delaware statutes, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the statutory trust.  The Registrant's Trust Instrument contains the following provisions:

“Article VII. Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee,

Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII.  Section 3.  Indemnification.

(a)  Subject to the exceptions and limitations contained in Subsection (b) below:

(i)  every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)  as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Covered Person:

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)  in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)  To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)  Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.”

The Investment Advisory Agreements with the Advisor provide that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services as defined in the Agreement (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Agreement. The Investment Advisory Agreements further provide that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Registrant's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein, and that the Registrant agrees to indemnify the Advisor to the full extent permitted by the Registrant's Trust Instrument.

The Distribution Agreement with the Distributor provides that the Registrant will indemnify and hold harmless the Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of the Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of the Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of the Distributor's duties or from the reckless disregard by any of such persons of the Distributor's obligations and duties under the Agreement, for all of which exceptions the Distributor shall be liable to the Registrant.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as the Advisor. Coverage under the policy generally includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty, with exceptions.

ITEM 31.	Business and other Connections of the Investment Advisor

The description of the Advisor is found under the caption of "Management of the Funds - Investment Advisor" in the Prospectus and under the caption "Management and Other Service Providers" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Advisor provides investment advisory services to persons or entities other than the Registrant. The directors and officers of the Advisor have not been engaged as directors, officers, employees, partners, or trustees within the last two fiscal years in any other business ventures of a substantial nature (other than those resulting from their roles as officers and directors of the Advisor or TA Associates, Inc. and related entities of TA Associates, Inc.).

ITEM 32.	Principal Underwriter

(a)	The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

	Williamsburg Investment Trust	The Investment House Funds
	Gardner Lewis Investment Trust	AlphaMark Investment Trust
	Hussman Investment Trust	Profit Funds Investment Trust
	CM Advisors Family of Funds	The Cutler Trust
	TFS Capital Investment Trust	The Berwyn Funds
	Papp Investment Trust	Schwartz Investment Trust
	Piedmont Investment Trust	Stralem Fund
	The First Western Funds Trust	Ultimus Managers Trust

(b)	Name	Position with Distributor	Position with Registrant
	Robert G. Dorsey	President/Managing Director	Vice President
	Mark J. Seger	Treasurer/Managing Director	Assistant Treasurer
	Stephen L. Preston	Chief Compliance Officer	Assistant Vice President/
AML Compliance Officer
	Theresa M. Bridge	Vice President	Assistant Treasurer
	Wade R. Bridge	Vice President	Assistant Secretary
	Craig J. Hunt	Vice President	None
	Jeffrey Moeller	Vice President	None
	Steven F. Nienhaus	Vice President	None
	Julie Schmuelling	Vice President	None
	Tina H. Bloom	Vice President	Secretary
	Kristine M. Limbert	Vice President	None

  The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

ITEM 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or the Advisor, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677. Certain records, including records relating to the possession of the Registrant’s securities, may be maintained at the offices of the Registrant’s custodian, US Bank N.A, 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 34.	Management Services Not Discussed in Parts A or B

None

ITEM 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("Securities Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in the City of Watkinsville, and State of Georgia on this 27th day of March 2013.

STADION INVESTMENT TRUST

By:	/s/ Judson P. Doherty
Judson P. Doherty, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Judson P. Doherty
	Judson P. Doherty, President/Chief Executive Officer	Date: March 27, 2013

/s/ Duane Bernt
	Duane Bernt, Treasurer/Chief Financial Officer	Date: March 27, 2013

*
	Gregory L. Morris, Chairman of the Board	Date: March 27, 2013

*
	James M. Baker, Trustee	Date: March 27, 2013

*
	Norman A. McLean, Trustee	Date: March 27, 2013

*
	Ronald C. Baum, Trustee	Date: March 27, 2013

*By:	/s/ Tina H. Bloom
	Tina H. Bloom, Attorney-in-Fact	Date: March 27, 2013

INDEX TO EXHIBITS

Item

28 (g)(6)	Sixth Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A.

28(h)(5)	Amended and Restated Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Tactical Income Fund

28(j)(1)	Consent of Cohen Fund Audit Services, Ltd.

28(j)(2)	Consent of BBD, LLP

28(m)(6)	Form of Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Market Opportunity Fund